                        AMERICAN MARINE RECREATION, INC.
                             1998 STOCK OPTION PLAN



                  1. Purpose. The purpose of this American Marine Recreation, Inc. 1998 Stock Option Plan (the "Plan") is to provide a means whereby American Marine Recreation, Inc. and any present or future subsidiaries (collectively referred to as the "Company") may, through the grant of options to purchase shares of the Company's common stock, $.01 par value per share (the "Common Stock"), attract and retain persons of ability as key employees, members of the Board of Directors and consultants and motivate such individuals to exert their best efforts on behalf of the Company.

                  2. Shares Subject to the Plan. Options may be granted by the Company from time to time to eligible individuals to purchase an aggregate of 410,000 shares of Common Stock and 410,000 of such shares shall be reserved for options granted under the Plan (subject to adjustment as provided in Section 5(h) hereof). The shares issued upon exercise of options issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. If any option granted under the Plan shall terminate or expire, new options covering such shares may thereafter be granted to other eligible individuals.

                  3. Eligibility. Options may be granted under the Plan to employees of the Company, including officers, who are designated as key employees by the Committee (as defined in Section 4 hereof). Members of the Board of Directors and consultants of the Company selected by the Committee shall also be eligible to receive options under the Plan.

                  4. Administration of the Plan. This Plan shall be administered by a committee (the "Committee") of at least two members of the Board of Directors, as appointed from time to time. Any action


boattree\misc\stk-opt.pln
                                                         1
of the Committee with respect to administration of the Plan shall be taken pursuant to (i) a majority vote at a meeting of the Committee (to be documented by minutes), or (ii) the unanimous written consent of its members.

Subject to the provisions of the Plan, the Committee shall have the authority to:

                  (a) determine and designate from time to time those eligible individuals to whom options are to be granted and the number of shares to be optioned to each individual; provided, however, that no option shall be granted after the expiration of the period of ten years from the effective date of the Plan specified in Section 10 hereof;

                  (b) determine the time or times and the manner in which each option shall be exercisable and the duration of the exercise period;

                  (c) extend the term of any option (including extension by reason of any optionee's death, permanent disability or retirement); and
                  (d) issue options under the Plan either as incentive stock options in accordance with the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or as nonstatutory options.
                  The Committee may interpret the Plan, prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations to take such other action as it deems necessary or advisable. Any interpretation, determination or other action made or taken by the Committee shall be final, binding and conclusive.



boattree\misc\stk-opt.pln
                                                         2

                  5. Terms and Conditions of Options. Each option granted under the Plan shall be evidenced by an agreement, in form and substance approved by the Committee from time to time, which shall be subject to the following express terms and conditions and to such other terms and conditions as the Committee may deem appropriate:
                  (a) Option Period. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. No option granted under this Plan may be exercisable after the expiration of ten years from the date the option is granted; provided, however, that any incentive option granted to any person owning more than 10 percent of the voting power of all classes of any member of the Company's stock shall not be exercisable after the expiration of five years from the date such option is granted.
                  (b) Option Price. The option price per share shall be determined by the Committee at the time any option is granted, provided that, to the extent that any options are intended to qualify as incentive stock options, the option price per share shall not be less than the fair market value of a share of Common Stock on the date the option is granted, as determined by the Committee.
                  (c)      Exercise of Option.
                           (1) In the case of an optionee who is an employee, no
                  part of any option may be exercised until the optionee shall have remained in the employ of the Company for such period after the date on which the option is granted as the Committee may specify in the option agreement, and until such other conditions as specified in the option agreement shall have been satisfied. Subject in each case to the provisions of paragraphs (a) through (c) and (e) of this Section 5, any option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee at the time of grant.


boattree\misc\stk-opt.pln
                                                         3

                           (2) In the case of an optionee who is a Member of the
                  Board of Directors or a consultant, the Committee may specify in the option agreement any requirement as to the period of time after the grant of the option that the optionee is required to be a member of the Board of Directors or a consultant to the Company or other conditions which shall be satisfied before the option is exercisable, in whole or in part. Any option may be exercised, to the extent exercisable by its terms, at such time or times as may be determined by the Committee at the time of grant. The option agreement may also specify the extent to which the option is exercisable in the event of the death or disability of the optionee, by whom the option is exercisable, and the requirements for exercise of the option in either of such events. (d) Payment of Purchase Price upon Exercise. The purchase price of the shares as to which an option shall be exercised shall be paid to the Company in full at the time of exercise. (e) Termination of Employment. Any option agreement with an employee under this Plan shall provide that:
                           (1) If prior  to the  expiration  date of the  option
                  (the "expiration date") the employee shall for any reason whatsoever, other than (i) his authorized retirement as defined in (2) below, (ii) his permanent and total disability as defined in (3) below, or (iii) his death, cease to be employed by the Company, any unexercised portion of the option granted shall automatically terminate;
                           (2) If prior to the  expiration  date,  the  employee
                  shall (i) retire upon or after reaching the age which at the time of retirement is established as the normal retirement age for employees of the Company (such normal retirement age now being 65 years) or (ii) with the written consent of the Company retire prior to such age on account of physical


boattree\misc\stk-opt.pln
                                                         4
                  or mental disability (such retirement pursuant to (i) or (ii) hereof being deemed an "authorized retirement") any unexercised portion of the option shall expire at the end of three months after such authorized retirement, and during such three month period the employee may exercise all or any part of the then unexercised portion of the option;
                           (3) If prior to the  expiration  date,  the  employee
                  shall become permanently and totally disabled (within the meaning of Section 22 (e)(3) of the Code) any unexercised portion of the option shall expire at the end of twelve months after termination of employment from the Company due to such permanent and total disability; and
                           (4) If prior to the  expiration  date,  the  employee
                  shall die (at a time when he is an employee of the Company or within three months after his (i) authorized retirement or
                  (ii) termination due to permanent and total disability), the legal representatives of his estate or a legatee or legatees shall have the privilege, for a period of six months after his death, of exercising all or any part of the then unexercised portion of the option. Nothing in (2), (3) or (4) shall extend the time for exercising any option granted pursuant to the Plan beyond the expiration date.
                  (f) Transferability of Options. To the extent required by applicable law including the Code, no option granted under the Plan and no right arising under any such option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the optionee an option shall be exercisable only by him.
                  (g) Investment Representation. Each option agreement may contain an undertaking that, upon demand by the Committee for such a representation, the optionee (or any person acting under Section 5(e) hereof) shall deliver to the Committee at the time of any exercise of an option a written representation that the shares to be acquired upon such exercise are to be acquired for


boattree\misc\stk-opt.pln
                                                         5
         investment and not for resale or with a view to the distribution thereof. Upon such demand, delivery of such representation prior to the delivery of any shares issued upon exercise of an option and prior to the expiration of the option period shall be a condition precedent to the right of the optionee of such other person to purchase any shares.
                  (h) Adjustments in Event of Change in Common Stock. In the event of any change in the Common Stock by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or rights offering to purchase Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, participants in the Plan.
                  (i) Optionees to Have No Rights as a Stockholder. No optionee shall have any rights as a stockholder with respect to any shares subject to his option prior to the date on which he is recorded as the holder of such shares on the records of the Company.
                  (j) Plan and Option Not to Confer Rights with Respect to Continuance of Employment. The Plan and any option granted under the Plan shall not confer upon any optionee any right with respect to continuance of employment by the Company, nor shall they interfere in any way with the right of the Company to terminate his employment at any time.

                  6. Limitation. Incentive stock options shall not be granted under the Plan, which first become exercisable in any calendar year and which permit the optionee to purchase shares of the Company


boattree\misc\stk-opt.pln
                                                         6
having an aggregate value in excess of $100,000, determined at the time of the grant of the options. No optionee may exercise incentive stock options during a calendar year for the purchase of shares having an aggregate fair market value (determined at the time of the grant of the options) exceeding $100,000, except and to the extent that such options were first exercisable in preceding calendar years.

                  7. Purchase Price. The purchase price for a share of the stock subject to any option granted hereunder shall be determined by the Committee at the time the option is granted, provided that, to the extent that any options are intended to qualify as incentive stock options, the option price per share shall not be less than the fair market value of the stock on the date of grant of the option, said fair market value to be determined in good faith at the time of grant of such option by decision of the Committee; and, further provided, that in the case of an incentive option granted to any person then owning more than 10 percent of the voting power of all classes of the Company's stock, the purchase price per share of the stock subject to option shall be not less than 110 percent of the fair market value of the stock on the date of grant of the option, determined in good faith as aforesaid.

                  8. Compliance with Laws and Regulations. The Plan, the grant and exercise of options thereunder, and the obligation of the Company to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, including any withholding tax requirements, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to (i) the collection of an amount from the optionee sufficient to satisfy any withholding tax requirements; (ii) the listing of such shares on any stock exchange on which the Common Stock may then be listed; and (iii) the completion of any registration or qualification of such shares under any federal or state law, or any


boattree\misc\stk-opt.pln
                                                         7
ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

                  9. Amendment or Discontinuance of the Plan. The Board of Directors of the Company may at any time amend, suspend or terminate the Plan; provided however, that, subject to the provisions of Section 5(h) hereof, no action of the Board may (i) increase the number of shares reserved for options pursuant to Section 2 hereof, and (ii) permit the granting of any option at an option price less than that determined in accordance with Section 5(b) hereof. Without the written consent of an optionee, no amendment, discontinuance or termination of the Plan shall alter or impair any option previously granted to him under the Plan.

                  10. Effective Date of the Plan and Jurisdiction. The effective date of the Plan shall be the date of its adoption by the Board of Directors, subject to its approval by the shareholders within twelve months of the date of its adoption. Notwithstanding the foregoing, if the Plan shall have been approved by the Board prior to such stockholder approval, options may be granted by the Committee as provided herein subject to such subsequent stockholder approval. The Plan shall be governed by the laws of the State of Delaware.

                  11. Name. The Plan shall be known as the "American Marine Recreation, Inc. 1998 Stock Option Plan."



boattree\misc\stk-opt.pln
                                                         8